SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2010

BLOGGERWAVE INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-154221	26-3126279
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Humlebaek Strandvej 21 DK-3050 Humlebaek Denmark
(Address of principal executive offices)
(45) 5040 1749
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:
Carrillo Huettel, LLP
3033 Fifth Avenue, Suite 201
San Diego, CA 92103
phone: 619.399.3090
fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2010,  the Board of Directors of Bloggerwave Inc. (the "Company") approved, effective immediately, a change in the Company's fiscal year end from September 30th to December 31st.  The Company will file a transition report on Form 10-K covering the transition period of October 1, 2009 through December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOGGERWAVE INC.
Date: January 27, 2010	By:	/s/ Ulrik Svane Thomsen
Ulrik Svane Thomsen
Chief Executive Officer